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                    SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549



                                 FORM 8-K


                               CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                     Date of Report: February 12, 1996



                           REDWOOD EMPIRE BANCORP
         (Exact number of Registrant as specified in its charter)



          California                File No. 0-19231           68-0166366
(State or other jurisdiction of  (Commision File Number)     (IRS Employer)
  Incorporated or organization)                            Identification No.)



         111 Santa Rosa Avenue, Santa Rosa, California           95404-4905
         (Address of principal executive offices)                (Zip Code)



      Registrant's telephone number, including area code: (707) 545-9611





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Item 5.  Other Events

Press release for the following (article attached):

         Redwood Empire Bancorp declares quarterly dividend on preferred stock.












                                 SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



            2-12-96
Date:  ___________________ REDWOOD EMPIRE BANCORP
                                 (Registrant)


                              /s/ Gale D. Bridgeman
                          By:__________________________
                              Gale D. Bridgeman
                              Vice President/Controller and
                              Principal Accounting Officer

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                                      FOR:     REDWOOD EMPIRE BANCORP

                              APPROVED BY:     James Beckwith
                                               Chief Financial Officer
                                               (707) 573-4988

                                  CONTACT:     Morgen-Walke Associates
                                               Doug Sherk, Jenifer Kirtland
                                               (415) 296-7383
                                               Jill Ruja, Elissa Grabowski
                                               (212) 850-5600

For Immediate Release

                      REDWOOD EMPIRE BANCORP DECLARES
                    QUARTERLY DIVIDEND ON PREFERRED STOCK
SANTA ROSA, CA (January 17, 1996) -- Redwood Empire Bancorp (AMEX:REB) today announced that at its meeting yesterday, the Board of Directors declared a quarterly dividend on the Company's 7.80% Noncumulative Convertible Perpetual Preferred Stock of 19.5 cents per share. The dividend is payable on February 14, 1996 to shareholders of record on January 31, 1996.
         Redwood Empire Bancorp is the holding company for two operating subsidiaries: National Bank of the Redwoods, a commercial bank, and Allied Bank, F.S.B., a savings bank. The Company operates through branches and loan production offices in various California locations, as well as Portland, Oregon.

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